FORM 8-K



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                             SECURITIES ACT OF 1934


       Date of Report (Date of earliest event reported): February 18, 2004



                          THE HARTCOURT COMPANIES INC.
             (Exact name of registrant as specified in its charter.)


                                      Utah
                    (State of incorporation or organization)


                                    001-12671
                            (Commission File Number)


                                   87-0400541
                      (I.R.S. Employee Identification No.)


              911 E. Colorado Blvd. Third Floor Pasadena, CA 91106
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (626) 844 2437
















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Item 1.           Changes in Control of Registrant

                  None


Item 2.           Acquisition or Disposition of Assets

                  None

Item 3.           Bankruptcy or Receivership

                  None

Item 4.           Changes in Registrant's Certifying Accountant

                  None

Item 5.           Other Events

                  None.

Item 6.           Resignation of Registrant's Directors

                  On February 12, 2004, the Board of Directors of the Company has accepted the resignation of Mr. X.Y. Li, due to his job relocation. The Board has appointed Mr. Victor Wang to replace Mr. Li. Following is a brief resume of the new independent director of the Company:

                  Mr. Victor Wang is a senior partner at AllBright Law Offices specializing in foreign direct and indirect investments in China. Prior to joining AllBright, Mr. Wang worked for Kaye Scholer, LLP and Linklaters, where he represented many multinational corporations and investment funds, such as General Motors, Warburg Pincus, Intel Capital, Acer Capital, etc in establishing joint ventures and making acquisitions in China and Asia.

                  Mr. Wang has considerable experience representing international underwriters and Asian issuers in global share offerings. He worked on the successful listings and secondary offerings in Hong Kong and the US private placements of many Hong Kong "H" share companies, including First Tractor Company Limited, Phoenix Satellite Television Holding Limited, Shenyang Public Utility Holdings Company Limited, and Shanghai Fudan Micro-Electronics Co., Ltd. Mr. Wang has also involved in international equity placements for several major venture capital funds located in the US and Europe.

                  Mr. Wang also worked as the sole in-house counsel at a News Corp. joint venture in Hong Kong where he was involved in the IPO of the company and responsible for various legal matters, including acquisitions, investments, Intellectual Property Rights protection and commercial legal issues.

                  Mr. Wang received an L.L.B. from Fudan University (1984), an L.L.M. from the University of Iowa Law School (year) and a J.D. from the Notre Dame University Law School (year). He is a Ford Foundation Fellow, a member of the American Bar Association and the Wisconsin State Bar Association.


Item 7.           Financial Statements and Exhibits

                  None

Item 8.           Change in Fiscal Year

                  None






                                    SIGNATURE


                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 THE HARTCOURT COMPANIES INC.



Dated: February 18, 2004                         By: /s/ David Chen
                                                 -----------------------
                                                 David Chen
                                                 Chief Executive Officer